VK-VICOM-SUMSUP 110915

Summary Prospectus Supplement dated November 9, 2015

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Comstock Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Kevin Holt	Portfolio Manager (lead)	2010 (predecessor fund 1999)
Devin Armstrong	Portfolio Manager	2010 (predecessor fund 2007)
Charles DyReyes	Portfolio Manager	2015
James Warwick	Portfolio Manager	2010 (predecessor fund 2007)”

VK-VICOM-SUMSUP 110915